AMENDMENT NO. 1 TO THE
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
SUPERIOR PIPELINE COMPANY, L.L.C.

This Amendment No. 1 (this “Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of Superior Pipeline Company, L.L.C. (the “Company”), dated effective as of July 1, 2019 (as amended, the “LLC Agreement”), is entered into and agreed to by and among the undersigned Members of the Company. Capitalized terms used but not defined herein shall have their respective meanings set forth in the LLC Agreement.

WHEREAS, pursuant to Section 11.2 of the LLC Agreement, the Members desire to amend the LLC Agreement.

NOW, THEREFORE, in consideration of the premises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

1.Amendments to the LLC Agreement.

(a)Section 1.1 of the LLC Agreement is hereby amended by amending or adding the following definitions in correct alphanumeric order:
““Available Cash” means, as of any date of determination by a Supermajority Interest of the Board, based on the reports received from the Operator and any other information the Board deems relevant, regarding a quarterly cash Distribution to be made to the Members, the following, without duplication:
(a)     the sum of: (i) all cash and cash equivalents of the Company on hand at the end of the applicable Fiscal Quarter and (ii) all additional cash and cash equivalents of the Company on hand on the date of determination with respect to such Fiscal Quarter resulting from Working Capital Borrowings made subsequent to the end of such Fiscal Quarter, less
(b)    the amount of any cash reserves established by a Supermajority Interest of the Board to: (i) provide for the proper conduct of the business of the Company (including reserves for future capital expenditures and for anticipated future credit needs of the Company) subsequent to such Fiscal Quarter, (ii) comply with applicable Law or any loan Contract, security Contract, mortgage, debt instrument or other Contract to which the Company or any Subsidiary thereof is a party or by which it is bound or its assets are subject (including any Member Loan), (iii) provide for Emergency Reserves, and (iv) provide for other reasonable reserves equal to the amount set forth in the applicable Budget (as that amount may be adjusted by a Supermajority Interest of the Board as of any date of determination).”
““Original Effective Date” means April 1, 2018.”

(b)The reference to March 31, 2019 in the definition of “Fiscal Quarter” is hereby amended by changing such reference to June 30, 2018.

(c)The following Sections of the LLC Agreement are hereby amended by changing all references to “Effective Date” contained therein to “Original Effective Date”:

(i)Section 1.1 (Specific Definitions);

(ii)Section 2.8 (Business Opportunities; No Fiduciary Duties);

(iii)Section 3.4(c) (Restrictions on Transferring a Member’s Units);

(iv)Section 3.12 (Sale Event);

(v)Introductory paragraph of Section 5.3 (Requirement of Distributions);

(vi)Section 6.6 (Required Approvals by the Board); and

(vii)Section 6.8 (Budgets).

2.Effect of Amendment. Except as expressly provided by Section 1, all provisions of the LLC Agreement shall remain in full force and effect and each reference to the LLC Agreement, and words of similar import in the LLC Agreement, as amended hereby, shall be a reference to the LLC Agreement as amended hereby and as the same may be further amended, supplemented or otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the LLC Agreement other than as set forth herein. This Amendment may not be amended, supplemented or otherwise modified except in accordance with the terms of the LLC Agreement.

3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, and, to the maximum extent possible, in such manner as to comply with all the terms and conditions of the Act.

4.Headings. The titles of the Articles and the headings of the Sections of this Amendment are for convenience of reference only and are not to be considered in construing the terms and provisions of this Amendment.

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IN WITNESS WHEREOF, the Members have caused this Amendment to be executed as of the Effective Date.

UNIT CORPORATION
a Delaware corporation

By:     /s/ Mark E. Schell
Name:    Mark E. Schell
Title:    Senior Vice President and General Counsel

SP INVESTOR HOLDINGS, LLC
a Delaware limited liability company

By:     /s/ Patrick Langan
Name:    Patrick Langan
Title:     Authorized Signatory

By:     /s/ Ryan McGovern
Name:    Ryan McGovern
Title:     Authorized Signatory

[Signature Page to Amendment No. 2 to Amended and Restated
Limited Liability Company Agreement of Superior Pipeline Company L.L.C.]